Report of Independent
Registered Public Accounting
Firm

To the Shareholders and Board
of Directors of
Federated High Income Bond
Fund, Inc.:

In planning and performing our
audit of the financial statements
of Federated High Income Bond
Fund, Inc. (the ?Fund?) as of and
for the year ended March 31,
2012, in accordance with the
standards of the Public Company
Accounting Oversight Board
(United States), we considered
the Fund?s internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for
designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements of
Form N-SAR, but not for the
purpose of expressing an opinion
on the effectiveness of the
Fund?s internal control over
financial reporting.  Accordingly,
we express no such opinion.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits and
related costs of controls. A
company?s internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the
reliability of financial reporting
and the preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles.
A company?s internal control
over financial reporting includes
those policies and procedures
that (1) pertain to the
maintenance of records that,  in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial
statements in accordance with
generally accepted accounting
principles, and that receipts and
expenditures of the company are
being made only in accordance
with authorizations of
management and directors of the
company; and (3) provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use or
disposition of a company?s assets
that could have a material effect
on the financial statements.

Because of its inherent
limitations, internal control over
financial reporting may not
prevent or detect misstatements.
Also, projections of any
evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow
management or employees, in the
normal course of performing
their assigned functions, to
prevent or detect misstatements
on a timely basis.  A material
weakness is a deficiency, or a
combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the
company?s annual or interim
financial statements will not be
prevented or detected on a timely
basis.



Our consideration of the Fund?s
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material
weaknesses under standards
established by the Public
Company Accounting Oversight
Board (United States). However,
we noted no deficiencies in the
Fund?s internal control over
financial reporting and its
operation, including controls
over safeguarding securities, that
we consider to be a material
weakness as defined above as of
March 31, 2012.

This report is intended solely for
the information and use of
management and the Board of
Directors of the Fund and the
Securities and Exchange
Commission and is not intended
to be and should not be used by
anyone other than these specified
parties.



			   Ernst &
Young LLP


Boston, Massachusetts
May 23, 2012